UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2010

StemCells, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3155 Porter Drive, Palo Alto, California		94304
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650.475.3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 7, 2010, StemCells, Inc. (the "Company") received a milestone payment in the amount of $500,000 from an existing licensee to certain of the Company’s human neural stem cell patents. The patents claim compositions of matter and methods of manufacture and use of human neural stem cells as research tools and as potential therapeutics, among other things. The license itself is field based and outside the Company’s area of development. The terms of the license agreement were previously disclosed by the Company in its Form 10-K for the year ended December 31, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemCells, Inc.

December 9, 2010	By:	/s/ Kenneth Stratton

Name: Kenneth Stratton
Title: General Counsel